UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2017

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 19, 2017, we held our 2017 annual meeting of stockholders (the “2017 Annual Meeting”) in Pittsburgh, Pennsylvania. A total of 1,137,858,877 shares, or approximately 93.5% of our outstanding shares of common stock, were represented in person or by proxy at the 2017 Annual Meeting. The stockholders elected all eleven of the director nominees; approved our named executive officers’ compensation; and ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for 2017. Item 4, the shareholder proposal related to sustainability and nutrition, was withdrawn by the proponent and, consequently, not presented at the 2017 Annual Meeting. The stockholders did not approve the shareholder proposals presented at the 2017 Annual Meeting. The final voting results for the matters submitted to a stockholder vote at the 2017 Annual Meeting are set forth below:

Item 1. Election of Directors.

Director		Shares For	Shares Against	Shares Abstain	Broker Non-Votes
a.	Gregory E. Abel	1,034,925,102	4,013,561	1,430,752	97,489,462
b.	Alexandre Behring	1,021,291,243	16,237,408	2,840,764	97,489,462
c.	Warren E. Buffett	1,034,782,262	4,372,205	1,214,948	97,489,462
d.	John T. Cahill	1,033,948,062	5,096,366	1,324,987	97,489,462
e.	Tracy Britt Cool	1,035,155,308	3,801,294	1,412,813	97,489,462
f.	Feroz Dewan	1,036,473,110	2,487,259	1,409,046	97,489,462
g.	Jeanne P. Jackson	1,012,552,574	26,520,463	1,296,378	97,489,462
h.	Jorge Paulo Lemann	1,024,419,049	14,414,359	1,536,007	97,489,462
i.	Mackey J. McDonald	1,034,479,913	4,567,676	1,321,826	97,489,462
j.	John C. Pope	1,029,533,433	9,544,782	1,291,200	97,489,462
k.	Marcel Herrmann Telles	1,024,935,571	13,958,413	1,475,431	97,489,462

Item 2. Advisory vote to approve executive compensation.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
968,110,321	69,758,290	2,500,804	97,489,462

Item 3. Ratification of the selection of PricewaterhouseCoopers LLP as Kraft Heinz’s independent auditors for 2017.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
1,132,072,236	4,256,476	1,530,165	—

Item 4. The shareholder proposal related to sustainability and nutrition was withdrawn by the proponent and, consequently, not presented at the 2017 Annual Meeting.

Item 5. Shareholder proposal related to packaging.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
133,989,146	891,934,922	14,445,347	97,489,462

Item 6. Shareholder proposal related to deforestation.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
132,184,066	879,927,572	28,257,777	97,489,462

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: April 21, 2017	By:	/s/ James J. Savina
James J. Savina
Senior Vice President, Global General Counsel and Corporate Secretary